SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2002

TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission File Number)	(IRS Employer Identification No.)

3940 Freedom Circle, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)

(408) 919-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 5: Other Events.

     Adoption of Shareholder Rights Plan.

     On January 10, 2002, the Board of Directors (the “Board”) of Transmeta Corporation (the “Company”) declared a dividend of one stock purchase right (a “Right”) for each outstanding share of common stock, par value $0.00001 per share (the “Common Shares”), of the Company. The dividend is payable to stockholders of record on January 18, 2002 (the “Record Date”). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) or (ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company, which options or securities were outstanding prior to the Distribution Date. The Rights will become exercisable only upon the occurrence of certain events specified in the Rights Agreement, including the acquisition of 15% of the Company’s outstanding common stock by a person or group. Each Right entitles the registered holder, other than an “acquiring person”, under specified circumstances, to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.00001 per share (the “Preferred Shares”), of the Company, at a price of $21.00 per one one-hundredth of a Preferred Share, subject to adjustment. In addition, each Right entitles the registered holder, other than an “acquiring person”, under specified circumstances, to purchase from the Company that number of shares of the Company’s Common Stock having a market value of two times the exercise price of the Right. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”) between the Company and Mellon Investor Services LLC, as Rights Agent. A summary of the Rights and the Rights Agreement is included as Exhibit B to the Rights Agreement, which is included as Exhibit 4.01 hereto.

     A copy of the press release announcing the Rights Plan is attached as an exhibit under Item 7(c) of this report.

Item 7: Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Exhibit Title or Description

4.01	Rights Agreement dated January 15, 2002, between the Company and Mellon Investor Services LLC, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Summary of Stock Purchase Rights and as Exhibit C the Form of Right Certificate. (Incorporated by reference to Exhibit 4.01 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 16, 2002.)

99.01	Press Release dated January 15, 2002.*

*  Filed herewith.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION

Date: January 16, 2002	By:	/s/ Merle A. McClendon

Merle A. McClendon, Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description

4.01	Rights Agreement dated January 15, 2002, between the Company and Mellon Investor Services LLC, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Summary of Stock Purchase Rights and as Exhibit C the Form of Right Certificate. (Incorporated by reference to Exhibit 4.01 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 16, 2002.)

99.01	Press Release dated January 15, 2002.*

*  Filed herewith.